Exhibit 77Q1(e) to ACMT 11.30.2007 NSAR

1.  Management Agreement effective August 1, 2008 between American Century Municipal
Trust and American Century Investment Management, Inc., Filed as Exhibit 99 D to
Form 485B Post-Effective Amendment No. 53 to the Registrant’s Registration Statement
filed on Form N-1A 09/26/08, effective 10/01/08, and incorporated herein by reference.